UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2007

TRUE PRODUCT ID, INC. (FORMERLY ONTV, INC.)

(Exact name of registrant as specified in this charter)

Delaware

               000-29249

16-1499611

      (State or other jurisdiction

     (Commission

      (IRS Employer

   of incorporation)

     File Number)

    Identification No.)

2600 Center Square West, 1500 Market Street,

Philadelphia, PA

            19102

      (Address of Principal Executive Offices)

(Zip Code)

Registrant's Telephone Number, including area code:  (215) 496-8102

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 30, 2007, the Company issued the press release attached hereto as Exhibit 99.1, announcing the appointment of Michael J. Antonoplos and a representative of Plata Consulting LLC (“Plata”) to the Company’s Board of Directors.  In the press release, the Company announced its consulting engagement with Plata.  Plata will assist with responsibilities associated with an interim chief operating officer of the Company until the Company hires a permanent chief operating officer.  The reader is advised to read the press release in its entirety

Item 9.01.  Financial Statements, Pro forma Financial Information and Exhibits.

(c)  Exhibits

Exhibits	Description

99.1	Press Release dated April 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

True Product ID, Inc.

By   /s/ Richard A. Bendis

     Richard A. Bendis

President and Chief Executive Officer

Date:  May 3, 2007

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